UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 24, 2007
PER-SE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19480	58-1651222
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)
(770) 237-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On January 24, 2007, Per-Se Technologies, Inc. (“Per-Se”) issued a press release announcing the results of the stockholder vote taken at the special meeting of its stockholders held earlier in the day. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.

Number	Exhibit

99.1	Press Release dated January 24, 2007.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2007

PER-SE TECHNOLOGIES, INC.

	By:	/s/ STEPHEN M. SCHEPPMANN

Stephen M. Scheppmann Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated January 24, 2007.